Lptex Systems
1 20 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Spartech Polycast:
Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B15674

Instructions to seller.
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents.
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions, any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
1	12285096U	G	Body, Cut Blank (Short Commander Top)	EA	750.00	17.85000	$13,387.50
QC Codes: 2			Due Date 5/18/2009 SO No: 1528-30/550400				
2	12285096U	G	Body, Cut Blank (Short Commander Top)	EA	500.00	17.85000	$8,925.00
QC Codes: 2			Due Date 6/12/2009 SO No: 1528-30/550400				
3	12285096U	G	Body, Cut Blank (Short Commander Top)	EA	500.00	17.85000	$8,925.00
QC Codes: 2			Due Date 7/31/2009 SO No: 1994/550400				
4	12285096U	G	Body, Cut Blank (Short Commander Top)	EA	250.00	17.85000	$4,462.50
QC Codes: 2			Due Date 8/21/2009 SO No: 1994/550400				

Accepted By Vendor:

Date:

Authorized By Optex:

Date:

OrderSub Total.	$35,700.00
Tax:	$0.00
Order Total:	**$35,700.00**

Optex Systems
1420 Presidential
Richardson, T)(75081

Phone: 972.644.0722
Fax: 972.234.3544

Spartech Polycast:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Purchase Order: 9B1.5773

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention: Doug Rogers

Spartech **Polycast**
2975 Collections Center Drive
Chicago, IL 60693
Phone: 800-243-9002
Fax: 203-323-2925

Order Date:	4/28/2009
Due Date:	5/8/2009
Ship Via:	Truckline
Terms:	Net 45
Prime Contract#:	See Below
DM5 Rating:	See Below
Buyer:	Peeples, Ronald E.

Notes
528-39/DAAE2O-03-D-0052/DO-A5
1528-41 /DAAE2O-03-D-0o52/DX-A5
528-30/DAAE2O-03-D-0052/DO-A5
994/NONE!DO-A3

REVISED

OSI-10087 TERMS AND CONDITIONS APPLY

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Spartech Polycast:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B15773

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description	U/M	Quantity	Unit Price	Extd Price
1	12285099U QC Codes: 2	J	Body, Cut Blank (Commander Bottom) Due Date 712012009 SO No: 1528401550400	EA	1,000.00	15.82000	$15,820.00
2	12285099U QC Codes: 2	J	Body, Cut Blank (Commander Bottom) Due Date 101912009 SO No: 1994/550400	EA	1,000.00	15.82000	$15,820.00
3	12285099U QC Codes: 2	J	Body, Cut Blank (Commander Bottom) flue Date 1120/2009 O Nc 528-30/550400	EA	1,000.00	1.582000	$V,820.00
4	767492tJ Supplier to fab complete to print with Optex ECN No. 342 QC Codes: 2		M1Y Periscope Body, ut Blank flue Dite 1012312009 SO No: 1528-39550400	LA	1,00000	20.84000	20,840.00
5	i649?I.I Supplier to fab complete to print with Optex ECN No. 342 QC Codes; 2	D	M17 Periscope Body,. Cut Blank Due Date 1112012009 SO No: 1528-39/550400	EA	L,000.00	20.84000	$20,840.00
6	7674952U Supplier to fab complete to print with Optex ECN No. 342 QC Codes: 2	D	MI? Periscope Body, Cut Blank Due Date 12I18I2009 SO No: 1528-41/550400	EA	1,000.00	20.84000	$20,840.00

REVISED

Accepted By Vendor:		Authorized By Optex:	
Date:		Date:	18-Jun-2009

Order Sub Total:	$109,980.00
Tax:	$0.00
Order Total:	$109,980.00

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Spartech Polycast:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Purchase Order: 9B15958

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents.
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention: Doug Rogers

Spartech Polycast
2975 Collections Center Drive
Chicago, IL 60693
Phone: 800-243-9002
Fax: 203-323-2925

FOB:	ORIGIN
Order Date:	6/3/2009
Due Date:	7/3/ 2009
ship Via:	Truckline
Terms:	Net 30 Days
Prime Contract #:	See Below
DM5 Rating:	See Below
Buyer:	Peeples, Ronald E.

Notes 301 6/W56HZV-07-D-M 112/D000026
3008/W56HZV-07-D-M1 12/NONE

OSI-10087 TERMS AND CONDITIONS APPLY

Date: ______________________ Date:

Order Total: $28,855.00

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Spartech Polycast:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B15958

Instructions to seller:
1. Purchase Order number and Purchase Order Item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these Instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Descri tion	U/M	uanti	Unit Price	Extd Price
1	12308260-2U	K	Body (15° Periscope), Cut Blank	EA	100.00	47.80000	$4,780.00
	BODY (M40 15 Deg)						
	QC Codes: 2		Due Date 6/1 5/2009 SO No: 3016/550400				
2	LS1027714U	A	Body, Acrylic, Cut Blank	EA	150.00	53.50000	$8,025.00
	Supplier to tab complete to print.						
	QC Codes: 2		Due Date 712212009 SO No: 3008/550400				
3	LS1027714U	A	Body, Acrylic, Cut Blank	EA	100.00	53.50000	$5,350.00
	Supplier to tab complete to print.						
	QC Codes: 2		Due Date 1012012009 SO No: 3008/550400				
4	LS1027714U	A	Body, Acrylic, Cut Blank	EA	200.00	53.50000	$10,700.00
	Supplier to fab complete to print.						
	QC Codes: 2		Due Date 111112010 SO No: 30081550400				

Accepted By Vendor:		Authorized By Optex:	(<Th4	*Order Sub Total.*	**$28,855.00**
				Tax:	$0.00

Date: Date:

Order Total: $28,855.00

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Spartech Polycast:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Purchase Order: 9B15992

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention:

Spartech Polycast
2975 Collections Center Drive
Chicago, IL 60693
Phone: 800-243-9002
Fax: 203-323-2925

FOB:	ORIGIN
Order Date:	6/2/2009
Due Date:	6/26/2009
ship Via:	Truckline
Terms:	Net 45
Prime Contract#:	See Below
VMS Rating:	See Below
Buyer:	Peeples, Ronald E.

Notes 528-41/DAAE2O-03-D-0052/DX-A5
528-33/DAAE2O-03-D-0052!DO-A5
2077/W56HZV-06-G-0006/DO-A5

Shelf Life and Material Certs required with shipment

This purchase order is EXEMPT from sales and use tax.

Optex Systems
rreslue
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

Spartech Polycast

Pleasefaxsignedcopyofthis PurchaseOrderto Purchasing Dept. 972.234.3544

Purchase Order: 9B15992

Instructions to seller:
1. Purchase Order number and Purchase Order Item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these Instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Descri tion	U/M	uanti	Unit Price	Extd Price
1	7633133U QC Codes: 2	J	**M27 Periscope Body, Cut Blank** Due Date 6/26/2009 SO No: 1528-41/550400	EA	600.00	28.87000	$17,322.00
2	7633133U QC Codes: 2	3	M27 Periscope Body, Cut Blank Due Date 8/7/2009 SO No: 1528-41/550400	EA	600.00	28.87000	$17,322.00
3	7633133U QC Codes: 2	J	M27 Periscope Body, Cut Blank Due Date 9/7/2009 SO No: 1528-41/550400	EA	600.00	28.87000	$17,322.00
4	12285105M QC Codes: 2	H	Body, (Tall Commanders Top) Milled Due Date 7/6/2009 SO No: 1528-33/550400	EA	250.00	41.28000	$10,320.00
5	12285105M QC Codes: 2	H	Body, (Tall Commanders Top) Milled Due Date 9/18/2009 SO No: 1528-33/550400	EA	250.00	41.28000	$10,320.00
6	12285088U QC Codes: 2	G	Body, Cut Blank (Short Driver) Due Date 7/31/2009 SO No: 2077/550400	EA	250.00	14.44000	$3,610.00
7	12285088U QC Codes: 2	G	**Body, Cut Blank (Short Driver)** Due Date 9/25/2009 SO No: 2077/550400	EA	250.00	14.44000	$3,610.00

Accepted By Vendor ______________________ Authorized By Optex: [signature]

Date ______________________ Date 2 7

rder Sub Total:	$79,826.00
a :	$0.00
Order Total	$79,826 00